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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 18, 2006

                              TrustCo Bank Corp NY
             (Exact name of registrant as specified in its charter)

          NEW YORK                       0-10592                14-1630287
  State or Other Jurisdiction       Commission File No.       I.R.S. Employer
  of Incorporation or Organization                        Identification Number

                  5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                    (Address of principal executive offices)

                                 (518) 377-3311
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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TrustCo Bank Corp NY


Item 2.02.     Results of Operations and Financial Condition
----------     ---------------------------------------------
               On July 18, 2006, TrustCo Bank Corp NY ("TrustCo") issued a press release with year to date and second quarter results for the period ending June 30, 2006. Attached is a copy of the press release labeled as Exhibit 99(a).



Item 9.01.     Financial Statements and Exhibits
----------     ---------------------------------

               (c)      Exhibits

               Reg S-K Exhibit No.       Description
               -------------------       -----------

                     99(a) Press release dated July 18, 2006, for the period ending June 30, 2006, regarding year to date and second quarter results.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 18, 2006

                                                 TrustCo Bank Corp NY
                                                 (Registrant)


                                                By:/s/ Robert T. Cushing
                                                   --------------------------
                                                   Robert T. Cushing
                                                   Executive Vice President and
                                                   Chief Financial Officer



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                                Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.                     Description                      Page
------------------            ------------------------------           --------
      99(a)                   Press release dated July 18, 2006,        5 - 12
                              highlighting year to date and second
                              quarter 2006 results.

TRUSTCO                                                         Exhibit 99 (a)
Bank Corp NY                                                    News Release
-------------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary: Trustco Bank                                        NASDAQ -- TRST

Contact:   Robert M. Leonard
           Administrative Vice President
           (518) 381-3693

FOR IMMEDIATE RELEASE

               TrustCo Announces Second Quarter Results

Glenville, New York - July 18, 2006 TrustCo Bank Corp NY (TrustCo, Nasdaq:
TRST) today announced results for the second quarter of 2006 and for the first six months of the year. Net income for the second quarter of 2006 was $12.4 million, compared to $15.0 million for 2005. Diluted earnings per share were $0.165 for the second quarter compared to $0.199 for the second quarter of 2005. Return on average assets and return on average equity were 1.69% and 21.44% for the second quarter of 2006 compared to 2.11% and 26.52% for the second quarter of 2005. For 2006 the second quarter net income represents an increase of $58 thousand over the net income for the first quarter. Though down from a year ago, we are encouraged by this upward trend for net income in the second quarter.

Net income for the six months ending June 30, 2006 was $24.8 million, or $0.330 in diluted earnings per share, compared to $29.9 million, or $0.396 in diluted earnings per share, for the six month period ending June 30, 2005.

Robert J. McCormick, President and Chief Executive Officer, commented, "As we have previously discussed, the flat or inverted interest rate yield curve continues. This has resulted in there being little or no margin between short-term and long-term interest rates, which in turn places a downward pressure on earnings. Our initiative to grow out of these downward pressures is continuing to show momentum. As of June 30, 2006, total loans have increased $275.9 million and total deposits have increased $143.8 million compared to June 30, 2005. The increases in deposits and loans have come from all the markets we serve, and we are pleased with these results."



                                       5
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Trustco recently opened its New City office, which is located in Rockland
County, New York. This is their 84th branch with approximately four additional openings planned during the third quarter of 2006.

TrustCo is a $3.0 billion bank holding company and through its subsidiary, Trustco Bank, operates 84 offices in New York, New Jersey, Vermont, and Florida. In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on the Nasdaq Global Market of the Nasdaq Stock Market under the symbol TRST.

Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements containing future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo's actual results, and could cause TrustCo's actual financial performance to differ materially from that expressed in any forward-looking statement: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in local market area and general business and economic trends. The foregoing list should not be construed as exhaustive, and the Company disclaims any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.



                                      # # #


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TRUSTCO BANK CORP NY
GLENVILLE, NY

FINANCIAL HIGHLIGHTS

(dollars in thousands, except per share data)

                                                                       Three Months Ended
                                                       06/30/06              03/31/06            06/30/05
Summary of operations
 Net interest income (TE)                           $    25,704                26,245              27,600
 Provision (credit) for loan losses                      (1,775)               (1,800)             (1,580)
 Net securities transactions                                -                    (288)              1,255
 Noninterest income                                       3,917                 3,593               5,029
   Noninterest expense                                   11,986                11,925              11,607
   Net income                                            12,424                12,366              14,985

Per common share
 Net income per share:
      - Basic                                       $     0.166                 0.165               0.200
      - Diluted                                           0.165                 0.164               0.199
 Cash dividends                                           0.160                 0.160               0.150
 Tangible Book value at period end                         2.86                  2.96                3.12
 Market price at period end                               11.02                 12.17               13.06

At period end
 Full time equivalent employees                             532                   530                 501
 Full service banking offices                                84                    82                  77

Performance ratios
 Return on average assets                                  1.69 %                1.73                2.11
 Return on average equity (1)                             21.44                 21.61               26.52
 Efficiency (2)                                           41.48                 39.82               36.37
 Net interest spread (TE)                                  3.15                  3.33                3.72
 Net interest margin (TE)                                  3.56                  3.70                3.98
 Dividend payout ratio                                    96.28                 96.83               75.12

Capital ratios at period end (3)
 Total equity to assets                                    7.89 %                7.99                8.00
 Tier 1 risk adjusted capital                             15.45                 16.07               17.03
 Total risk adjusted capital                              16.72                 17.34               18.31

Asset quality analysis at period end
 Nonperforming loans to total loans                        0.32 %                0.22                0.23
 Nonperforming assets to total assets                      0.17                  0.12                0.11
 Allowance for loan losses to total loans                  2.63                  2.88                3.60
 Coverage ratio (4)                                         8.3 X                12.8                15.9


(1) Average equity excludes the effect of the market value adjustment for securities available for sale.
(2) Calculated as noninterest expense (excluding ORE income/expense and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).
(3) Capital ratios exclude the effect of the market value adjustment for securities available for sale.
(4) Calculated as allowance for loan losses divided by total nonperforming loans.

TE = Taxable equivalent.


                                                    Six Months Ended
                                                       06/30/06              06/30/05
Summary of operations
 Net interest income (TE)                           $    51,949               53,452
 Provision (credit) for loan losses                      (3,575)              (3,080)
 Net securities transactions                               (288)               4,907
 Noninterest income                                       7,510                9,017
 Noninterest expense                                     23,911               22,839
 Net income                                              24,790               29,892

Per common share
 Net income per share:
      - Basic                                       $     0.331                0.399
      - Diluted                                           0.330                0.396
 Cash dividends                                           0.320                0.300
 Tangible Book value at period end                         2.86                 3.12
 Market price at period end                               11.02                13.06

Performance ratios
 Return on average assets                                  1.71 %               2.12
 Return on average equity (1)                             21.52                26.67
 Efficiency (2)                                           40.65                38.13
 Net interest spread (TE)                                  3.24                 3.61
 Net interest margin (TE)                                  3.63                 3.87
 Dividend payout ratio                                    96.56                75.29

(1) Average equity excludes the effect of the market value adjustment for securities available for sale.
(2) Calculated as noninterest expense (excluding ORE income/expense and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding net securities transactions).


TE = Taxable equivalent.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
(dollars in thousands)


                                                          06/30/06              12/31/05             06/30/05


ASSETS

 Loans, net                                            $    1,567,516             1,425,342           1,285,986
 Securities available for sale                              1,090,247             1,084,076           1,133,091
 Federal funds sold and other short-term investments          171,708               257,196             336,002
                                                       --------------          -------------      --------------

  Total earning assets                                      2,829,471             2,766,614           2,755,079

 Cash and due from banks                                       43,561                55,667              50,242
 Bank premises and equipment                                   22,669                21,734              21,135
 Other assets                                                  72,088                68,744              52,331
                                                       --------------          -------------      --------------

  Total assets                                         $    2,967,789             2,912,759           2,878,787
                                                       ==============          =============      ==============

LIABILITIES
 Deposits:
  Demand                                               $      249,686               251,012             231,700
  Interest-bearing checking                                   290,239               309,668             320,357
  Savings                                                     715,540               725,336             797,152
  Money market                                                266,181               190,560             146,823
  Certificates of deposit (in denominations of
  $100,000 or more)                                           234,608               225,611             189,781
  Other time deposits                                         875,437               860,300             802,033
                                                       --------------          -------------      --------------

  Total deposits                                            2,631,691             2,562,487           2,487,846

 Short-term borrowings                                         90,599                87,935              84,404
 Long-term debt                                                    73                    87                 100
 Due to broker                                                    -                     -                40,607
 Other liabilities                                             31,266                33,589              31,602
                                                       --------------          -------------      --------------

  Total liabilities                                         2,753,629             2,684,098           2,644,559

SHAREHOLDERS' EQUITY                                          214,160               228,661             234,228
                                                       --------------          -------------      --------------

  Total liabilities and
   shareholders' equity                                $    2,967,789             2,912,759           2,878,787
                                                       ==============          =============      ==============

Number of common shares
 outstanding, in thousands                                     74,828                74,776              74,896


CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                       Three Months Ended
                                                       06/30/06              03/31/06            06/30/05

Interest income
   Loans                                            $   25,470                 24,351              20,988
   Investments                                          14,201                 13,866              12,831
   Federal funds sold and other short term
   investments                                           2,271                  2,492               3,197
                                                   --------------          -------------       --------------

     Total interest income                              41,942                 40,709              37,016

Interest expense
   Deposits                                             16,056                 14,419               9,887
   Borrowings                                              962                    779                 421
                                                   --------------          -------------       --------------

     Total interest expense                             17,018                 15,198              10,308
                                                   --------------          -------------       --------------

     Net interest income                                24,924                 25,511              26,708

Provision (credit) for loan losses                      (1,775)                (1,800)             (1,580)
                                                   --------------          -------------       --------------

      Net interest income after
       provision for loan losses                        26,699                 27,311              28,288

Net securities transactions                                -                     (288)              1,255
Noninterest income                                       3,917                  3,593               5,029
Noninterest expense                                     11,986                 11,925              11,607
                                                   --------------          -------------       --------------

Income before income taxes                              18,630                 18,691              22,965
Income tax expense                                       6,206                  6,325               7,980
                                                   --------------          -------------       --------------

Net income                                          $   12,424                 12,366              14,985
                                                   ==============          =============       ==============


Net income per share:
      - Basic                                        $   0.166                  0.165               0.200
      - Diluted                                      $   0.165                  0.164               0.199

Avg equivalent shares outstanding, in thousands:
      - Basic                                           74,894                 74,871              75,056
      - Diluted                                         75,112                 75,263              75,369

CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                                     Six Months Ended
                                                             06/30/06               06/30/05

Interest income
   Loans                                                 $    49,821                40,970
   Investments                                                28,067                23,931
   Federal funds sold and other short term investments         4,763                 7,000
                                                        --------------         -------------

      Total interest income                                   82,651                71,901

Interest expense
    Deposits                                                  30,475                19,517
    Borrowings                                                 1,741                  816
                                                        --------------         -------------

      Total interest expense                                  32,216                20,333

      Net interest income                                     50,435                51,568

Provision (credit) for loan losses                            (3,575)               (3,080)
                                                       --------------          -------------

      Net interest income after
       provision for loan losses                              54,010                54,648

Net securities transactions                                     (288)                4,907
Noninterest income                                             7,510                 9,017
Noninterest expense                                           23,911                22,839
                                                       --------------          -------------

Income before income taxes                                    37,321                45,733
Income tax expense                                            12,531                15,841
                                                       --------------          -------------

Net income                                               $    24,790                29,892
                                                       ==============          =============


Net income per share:
      - Basic                                            $     0.331                 0.399
      - Diluted                                          $     0.330                 0.396

Avg equivalent shares outstanding, in thousands:
      - Basic                                                 74,883                74,972
      - Diluted                                               75,188                75,429


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

CONSOLIDATED AVERAGE STATEMENTS OF FINANCIAL CONDITION
(in thousands)

                                                                       Three Months Ended
                                                       06/30/06              03/31/06         06/30/05

Total assets                                        $   2,946,441             2,898,342        2,844,487
Shareholders' equity                                      215,412               225,030          228,129
Total loans                                             1,567,535             1,495,867        1,299,284
Securities available for sale                           1,129,033             1,099,024        1,024,768
Interest-earning assets                                 2,882,392             2,819,811        2,770,552
Interest-bearing deposits                               2,356,285             2,311,333        2,273,100
Interest-bearing liabilities                            2,455,573             2,403,167        2,354,702
Demand deposits                                           247,029               241,903          233,138


                                                                Six Months Ended
                                                       06/30/06              06/30/05

Total assets                                        $ 2,922,526               2,843,406
Shareholders' equity                                    220,194                 228,332
Total loans                                           1,531,898               1,275,550
Securities available for sale                         1,114,112                 949,857
Interest-earning assets                               2,851,642               2,762,772
Interest-bearing deposits                             2,333,934               2,276,151
Interest-bearing liabilities                          2,429,516               2,358,235
Demand deposits                                         244,480                 229,789



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